EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Declaration of Trust, dated March 1, 1999.

EX-99.b Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit b2 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-65170 filed on May 13, 1998, and incorporated herein by reference).

EX-99.d1 Investor Class Investment Management Agreement between American Century Investment Trust and American Century Investment Management, Inc., dated August 1, 1997 (filed as Exhibit b5 of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2 Amendment dated March 31, 1998 to the Investor Class Investment Management Agreement between American Century Investment Trust and American Century Investment Management, Inc. (filed as Exhibit 5b of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Municipal Trust, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3 Advisor Class Investment Management Agreement between American Century Investment Trust and American Century Investment Management, Inc., dated August 1, 1997 and amended as of June 1, 1998.

EX-99.e1 Distribution Agreement between American Century Investment Trust and Funds Distributor, Inc. dated January 15, 1998 (filed as Exhibit b6 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to Distribution Agreement between American Century Investment Trust and Funds Distributor, Inc., dated June 1, 1998 (filed as Exhibit b6b of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to Distribution Agreement between American Century Investment Trust and Funds Distributor, Inc., dated December 1, 1998 (filed as Exhibit b6c Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century Investment Trust and Funds Distributor, Inc., dated January 29, 1999 (filed as Exhibit e4 to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 28, 1998, and incorporated herein by reference).

EX-99.g1 Custodian Agreement between American Century Investment Trust and The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit b8 of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g2 Master Agreement between Commerce Bank, N.A. and Twentieth Century Services, Inc. dated January 22, 1997 (filed as Exhibit g2 of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement between American Century Investment Trust and American Century Services Corporation dated as of August 1, 1997 (filed as Exhibit b9 of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2 Amendment No. 1 to Transfer Agency Agreement between American Century Investment Trust and American Century Services Corporation dated as of August 1, 1997 (filed as Exhibit 9b of Post-Effective Amendment No. 23 of American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.h3 Amendment No. 2 to Transfer Agency Agreement between American Century Investment Trust and American Century Services Corporation dated as of June 29, 1999 (filed as Exhibit b9b of Post-Effective Amendment No. 23 on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.i Opinion and consent of counsel (filed as Exhibit i to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-65170, filed on May 7, 1999, and incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers LLP.

EX-99.j2 Power of Attorney dated December 18, 1998 (filed as Exhibit j2 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-65170, filed on May 7, 1999, and incorporated herein by reference).

EX-99.m1 Master Distribution and Shareholder Services Plan of American Century Government Income Trust, American Century International Bond Fund, American Century Target Maturities Trust and American Century Quantitative Equity Funds (Advisor Class) dated August 1, 1997, (filed as Exhibit b15 to Post-Effective Amendment No. 27 on Form N1-A of American Century Target Maturities Trust, File No. 2-94608).

EX-99.m2 Amendment to Master Distribution and Shareholder Services Plan of American Century Quantitative Equity Funds (Advisor Class) dated June 29, 1998 (filed as Exhibit b15b to Post-Effective Amendment No. 23 on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589).

EX-99.o1 Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997 (filed as Exhibit b18 to Post-Effective Amendment No. 27 on Form N-1A of American Century Target Maturities Trust, File No. 2-94608).

EX-99.o2 Amendment to Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997 (filed as Exhibit b18b to Post-Effective Amendment No. 23 on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589).

EX-27.4.1   Financial Data Schedule - American Century Prime Money Market Fund.